                                  SCHEDULE 14C
                                 (Rule 14c-101)
                  Information Required in Information Statement

                            Schedule 14C Information

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                         Act of 1934 (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                            MassMutual Institutional Funds
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)
--------------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
       1) Title of each class of securities to which transaction applies:
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       2)  Aggregate number of securities to which transaction applies:
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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
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       5)  Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
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

                         MASSMUTUAL INSTITUTIONAL FUNDS
                                1295 State Street
                        Springfield, Massachusetts 01111
                              MassMutual Prime Fund
                         MassMutual Short-Term Bond Fund
                            MassMutual Core Bond Fund
                        MassMutual Diversified Bond Fund
                            MassMutual Balanced Fund
                           MassMutual Core Equity Fund
                         MassMutual Indexed Equity Fund
                          MassMutual Growth Equity Fund
                     MassMutual Small Cap Value Equity Fund
                      MassMutual Mid Cap Growth Equity Fund
                     MassMutual Small Cap Growth Equity Fund
                      MassMutual International Equity Fund


                              INFORMATION STATEMENT

                               General Information


         This Information Statement, which is first being mailed to shareholders on or about April 14, 2000, is distributed in connection with certain actions to be taken by written consent of the Majority Shareholder (as defined below) of the MassMutual Prime Fund (the "Prime Fund"), MassMutual Short-Term Bond Fund (the "Short-Term Bond Fund"), MassMutual Core Bond Fund (the "Core Bond Fund"), MassMutual Diversified Bond Fund (the "Diversified Bond Fund"), MassMutual Balanced Fund (the "Balanced Fund"), MassMutual Core Equity Fund (the "Core Equity Fund"), MassMutual Indexed Equity Fund (the "Indexed Equity Fund"), MassMutual Growth Equity Fund (the "Growth Equity Fund"), MassMutual Small Cap Value Equity Fund (the "Small Cap Value Equity Fund"), MassMutual Mid Cap Growth Equity Fund (the "Mid Cap Growth Equity Fund"), MassMutual Small Cap Growth Equity Fund (the "Small Cap Growth Equity Fund") and MassMutual International Equity Fund (the "International Equity Fund"), each a series (and also referred to herein as a "Fund" and collectively, the "Funds") of the MassMutual Institutional Funds (the "Trust"), which will be effective on or about May 1, 2000 (the "Effective Date"), all as more fully described below. THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The Trustees have set February 14, 2000 as the record date (the "Record Date") for determining the number of shares and the shareholders of each Fund entitled to give consent and to receive this Information Statement with respect to each of the matters. On the Record Date the number of outstanding shares of each Fund was as follows:

Prime Fund                         2,628,847            Indexed Equity Fund                     65,929,270
Short-Term Bond Fund              21,670,708            Growth Equity Fund                      10,210,512
Core Bond Fund                    58,437,503            Small Cap Value Equity Fund             45,270,445
Diversified Bond Fund              2,651,739            Mid Cap Growth Equity Fund               9,042,817
Balanced Fund                     49,427,456            Small Cap Growth Equity Fund            11,482,830
Core Equity Fund                  61,563,559            International Equity Fund               72,339,679

         To the Trust's knowledge, on the Record Date the Trustees and Officers of the Trust owned less than 1% of each Fund's outstanding shares. Information concerning the shareholders who were known to be the beneficial owners of more than 5% of all classes of a Fund's shares as of the Record Date, is set forth below.


                                                                         Number of Shares of       Percent of All
         Name and Address of                                                 All Classes              Classes
          Beneficial Owner                     Name of Fund               Beneficially Owned     Beneficially Owned
          -----------------                    ------------               ------------------     ------------------
Massachusetts Mutual Life            Prime Fund                                2,052,813               78.09%
Insurance Company                    Short-Term Bond Fund                     21,648,179               99.90%
1295 State Street                    Core Bond Fund                           57,547,694               98.48%
Springfield, MA 01111-0001           Diversified Bond Fund                     2,651,739                 100%
("MassMutual" or the "Majority       Balanced Fund                            49,406,316               99.96%
Shareholder")                        Core Equity Fund                        160,961,051               99.63%
                                     Indexed Equity Fund                      64,070,034               97.18%
                                     Growth Equity Fund                        8,348,708               81.77%
                                     Small Cap Value Equity Fund              44,420,160               98.12%
                                     Mid Cap Growth Equity Fund                6,246,961               69.08%
                                     Small Cap Growth Equity Fund             10,747,671               93.60%
                                     International Equity Fund                71,216,020               98.45%

Investors Bank & Trust Company, as   Prime Fund                                 133,553                 5.08%*
Trustee on behalf of Kaiser          Growth Equity Fund                       1,861,803                18.23%
Aerospace Electronics Savings and    Mid Cap Growth Equity Fund               2,777,418                30.71%
Profit Sharing Plan                  Small Cap Growth Equity Fund               733,529                 6.39%
200 Clarendon Street
Boston, MA 02116

Wendel & Co., as Trustee for the     Prime Fund                                 433,596                16.49%*
Investment Committee of the Kaiser
Aerospace Plan
c/o Bank of New York
P.O. Box 1066 Wall Street Sta.
New York, NY 10286

* These related Plans hold an aggregate of 567,149 shares of the Prime Fund, representing 21.57% of the Fund's total outstanding shares.

         As described more fully below, the Trustees, at a meeting of the Trustees called for the purpose, and the Majority Shareholder, acting by written consent, have approved taking the following actions:


                        Proposal                                                  Affected Funds
                        --------                                                  --------------
(1)      Approval of new Investment Management Agreement                       Indexed Equity Fund
         with MassMutual and Investment Sub-Advisory
         Agreement between MassMutual and Bankers Trust
         Company
(2)      Approval of Investment Sub-Advisory Agreement                         Indexed Equity Fund
         between MassMutual and Bankers Trust Company

(3)      Approval to permit MassMutual to enter into new                            All Funds
         or amended investment sub-advisory agreements in
         the future on behalf of a Fund without
         shareholder approval

(4)      Ratification of Deloitte & Touche, LLP as auditor                          All Funds

Proposal (1)


Under the Investment Company Act of 1940, as amended (the "1940 Act"), the approval of a new Investment Management Agreement between MassMutual, as investment adviser, and the Trust on behalf of the Indexed Equity Fund (the "New Investment Management Agreement") requires (i) the approval of the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust or of MassMutual or of any party to the transactions to be voted on (the "Independent Trustees"), and (ii) approval by vote of a majority of the outstanding shares of the Indexed Equity Fund.

Proposal (1) was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of Trustees held on February 14, 2000. The Majority Shareholder of the Indexed Equity Fund has approved Proposal (1) by written consent, which will be effective on the Effective Date.


Proposal (2)


Under the 1940 Act, the approval of a new Investment Sub-Advisory Agreement between MassMutual and Bankers Trust Company with respect to the Indexed Equity Fund (the "Investment Sub-Advisory Agreement"), requires (i) the approval of the Trust's Board of Trustees, including the Independent Trustees", and (ii) approval by vote of a majority of the outstanding shares of the Indexed Equity Fund.

Proposal (2) was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of Trustees held on February 14, 2000. The Majority Shareholder of the Indexed Equity Fund has approved Proposal (2) by written consent, which will be effective on the Effective Date.

Proposal (3)


At a meeting held on February 14, 2000, the Trustees, including a majority of the Independent Trustees, authorized MassMutual, subject to the receipt of an exemptive order or other exemptive relief (the "Order") from the Securities and Exchange Commission (the "Commission"), to enter into new or amended investment sub-advisory agreements with a sub-adviser with respect to any Fund, and to permit such sub-adviser to manage the assets of the Fund in accordance with such agreements, without obtaining shareholder approval of such agreements. The Trust expects that approval of Proposal (3) by a majority of each affected Fund's outstanding voting securities will be a condition to receipt of the Order. The Majority Shareholder has approved Proposal (3) with respect to each Fund by its written consent, which will be effective upon the Effective Date. The ability of MassMutual to engage in transactions described in Proposal (3) is subject to the receipt of an Order and satisfaction of such other conditions as may be contained in such Order.


Proposal (4)


The approval of the Trust's auditors requires approval by the Trustees, including a majority of the Independent Trustees, and ratification of the Trust's auditors requires approval by vote of a majority of the outstanding shares of the Funds. Proposal (4) was approved by the Trustees of the Trust, including a majority of the Independent Trustees, after recommendation by the Trust's Audit Committee, at a special meeting of the Trustees held on March 26, 1999. The Trust's auditors were reconfirmed for the fiscal year ending December 31, 2000 at a meeting of the Trustees on February 14, 2000. The Majority Shareholder has approved Proposal (4) by written consent, which will be effective as of the Effective Date.


         A copy of the Trust's Annual Report for the fiscal year ended December 31, 1999 is available without charge upon request and may be obtained by calling 1-888-309-3539 or by writing the Trust at the address above.

                                  PROPOSAL (1)

                 APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
                        BETWEEN THE TRUST AND MASSMUTUAL

                Description of Existing Master-Feeder Arrangement

         The Indexed Equity Fund is currently in a "master-feeder" structure. The Fund invests all of its assets in the S&P 500 Index(R) Master Portfolio (the "Master Portfolio"). The Master Portfolio is a portfolio of Master Investment Portfolio, an open-end management investment company. Barclays Global Fund Advisors ("BGFA") currently provides investment management services to the Master Portfolio. Consequently, the Indexed Equity Fund does not have its own investment adviser.

         MassMutual, however, is currently responsible for providing administrative and shareholder services for the Indexed Equity Fund. For its services under its Administrative and Shareholder Services Agreement with the Fund, MassMutual earned the following fees from the Fund during the fiscal year ended December 31, 1999: .3545% of the average daily net asset assets for Class S shares; .3845% of the average daily net assets for Class Y shares; and .5345% of the average daily net assets for Class L shares and Class A shares. The existing Administrative and Shareholder Services Agreement for the Fund was last approved by the Trustees of the Trust, including a majority of the Independent Trustees, at a meeting of the Trustees called for the purpose on February 14, 2000.

           Description of Proposed New Investment Management Agreement

         The Trustees of the Trust, including a majority of the Independent Trustees, have approved a number of changes to the Indexed Equity Fund. First, the Trustees have determined that it would be in the best interests of shareholders of the Fund to convert the Fund from a master-feeder fund to one that purchases portfolio securities directly. As a result, the Trustees, including a majority of the Independent Trustees, have determined that it is in the best interests of Fund shareholders to appoint MassMutual as investment adviser to the Fund, and have approved the New Investment Management Agreement with MassMutual. A form of the New Investment Management Agreement is attached to this Information Statement as Exhibit A. The New Investment Management Agreement is substantially similar to the investment management agreements between MassMutual and the Trust on behalf of the other Funds.


         The Majority Shareholder, by its written consent, has approved the terms of the New Investment Management Agreement and the Investment Sub-Advisory Agreement.



         The New Investment Management Agreement authorizes MassMutual to appoint investment sub-advisers with the approval of the Fund's shareholders, when required under the 1940 Act, and with the approval of the Fund's Trustees, including a majority of the Independent Trustees. As discussed under Proposal
(2), MassMutual has appointed Bankers Trust Company (the "Sub-Adviser") as investment sub-adviser with respect to the Indexed Equity Fund. The Trustees, including a majority of the Independent

Trustees, have approved the appointment of Bankers Trust Company as investment sub-adviser to the Fund and have approved the terms of the Investment Sub-Advisory Agreement.

         The Majority Shareholder, by its written consent, has approved the terms of the New Investment Management Agreement and the Investment Sub-Advisory Agreement.

                 Investment Objective of the Indexed Equity Fund


         As investment adviser, MassMutual, is generally responsible for providing a continuous investment program for the Fund in accordance with the Fund's investment objective. MassMutual is permitted under the New Investment Management Agreement, and has proposed, to delegate that responsibility. As the Fund's appointed sub-adviser, Bankers Trust Company will also be responsible for providing a continuous investment program for the Fund in accordance with its investment objective, which is to seek to match, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index(R), which emphasizes stocks of large U.S. companies.

         Unlike a fund which is "actively managed", which involves the investment adviser buying and selling securities based on research and analysis, an index fund, such as the Fund, tries to match, as closely as possible, the performance of a target index by generally holding all the securities in the index. Indexing is appealing for the following reasons: indexing provides simplicity because it is a straightforward market-matching strategy; index funds generally provide diversification by investing in a wide variety of companies and industries; an index fund's performance is predictable in that the fund's value is expected to move in the same direction, up or down, as the target index; index funds try to minimize their trading costs, including brokerage commissions, and other expenses which would keep them from matching the performance of the target index; and index funds generally realize low capital gains.


         To attempt to match the risk and return characteristics of the S&P 500 Index(R) as closely as possible, the Fund invests in securities of the companies in the S&P 500 Index(R) generally in proportion to their index weightings. MassMutual seeks a correlation between the performance of the Fund, before expenses, and the Index of 98% or better. A figure of 100% would indicate perfect correlation. However, the Fund may not hold every one of the stocks in the S&P 500 Index(R). In an effort to run an efficient and effective strategy, the Fund may use the process of "optimization", a statistical sampling technique. Optimization entails that the Fund first buys the stocks that make up the larger portions of the relevant Index's value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, Bankers Trust Company tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs.

         Please note that the Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to shareholders of the Fund regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index(R) to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index(R), which is determined, composed and calculated without regard to the Fund. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index(R) or any data included therein.

     General Information Concerning the New Investment Management Agreement


         Under the terms of the New Investment Management Agreement, MassMutual will act as investment adviser and manager to the Indexed Equity Fund subject to such general or specific instructions as may be given by the Board of Trustees. Under the Investment Management Agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties. The New Investment Management Agreement also permits MassMutual to terminate an investment sub-adviser and/or retain new or additional investment sub-advisers without shareholder approval when it is not required under the 1940 Act. See Proposal (3) for further discussion of this matter.

         The New Investment Management Agreement may be terminated: (1) by the Trust at any time without penalty on 60 days' notice, provided that such termination has been directed or approved by a majority of all of the Trustees of the Trust then in office or by majority vote of the shares of the Indexed Equity Fund; or (2) for cause or with the consent of the parties and the Trust by the Trust or MassMutual at any time without penalty upon 60 days' written notice to the other party and the Trust. In addition, the New Investment Management Agreement will automatically terminate: (1) unless its continuance is specifically approved, at least annually, by the affirmative vote of a majority of the Board of Trustees, which vote shall include a majority of the Independent Trustees, or by the affirmative vote of a majority of the Fund's shares; or (2) upon assignment thereof.

         For its services rendered under the New Investment Management Agreement, MassMutual will be paid at an annual rate of .10% of the average daily net assets of the Indexed Equity Fund.

         For the fiscal year ended December 31, 1999, the Fund paid administrative fees to MassMutual pursuant to the Administrative and Shareholder Servicing Agreement as follows:

         Class S shares                     $   1,851,125
         Class Y shares                     $      54,801
         Class L shares                     $       1,681
         Class A shares                     $       2,961



         Upon the Effective Date of the New Investment Management Agreement and the Investment Sub-Advisory Agreement discussed in Proposal (2), in addition to MassMutual receiving an investment advisory fee from the Fund, the administrative and shareholder servicing fee payable to MassMutual by each class of shares of the Indexed Equity Fund will be reduced. The following table compares the existing administrative and shareholder servicing fee payable to MassMutual, and the new administrative and shareholder servicing fee:


-------------------- ---------------------- --------------------- ------------------- -------------------- -----------------------
                            Actual                  New
                      Administrative and     Administrative and
Indexed Equity Fund       Shareholder           Shareholder           Investment      Total Fees payable    Percentage Increase
                      Servicing Fee Paid       Servicing Fee        Management Fee       to MassMutual        in Fees paid to
                        for year ending          payable to           payable to           under New          MassMutual under
                       December 31, 1999         MassMutual           MassMutual          Arrangement         New Arrangement
-------------------- ---------------------- --------------------- ------------------- -------------------- -----------------------
      Class S               .3545%                 .2997%                .10%               .3997%                 12.75%
-------------------- ---------------------- --------------------- ------------------- -------------------- -----------------------

      Class Y               .3845%                 .3297%                .10%               .4297%                 11.76%
-------------------- ---------------------- --------------------- ------------------- -------------------- -----------------------

      Class L               .5345%                 .4797%                .10%               .5797%                 8.46%
-------------------- ---------------------- --------------------- ------------------- -------------------- -----------------------

      Class A               .7845%*               .4797%*                .10%               .8297%*                5.76%*
-------------------- ---------------------- --------------------- ------------------- -------------------- -----------------------

* includes Class A .25% Distribution and Service (Rule 12b-1) fees

         The Trust is required under applicable regulations of the Commission to provide the management fee schedules of other mutual funds managed by MassMutual that have investment objectives similar to those of the Fund. Accordingly, the following table provides this information, notwithstanding MassMutual's belief that the management fee schedules of these mutual funds may not be comparable to those of the Funds.

                           Net Assets as of
                           December 31, 1999        Investment Management Fee*
                           -----------------        --------------------------
MML Equity Index Fund*        $95,049,261                      .10%


* Pro Forma to reflect decrease in investment management fee effective May 1, 2000.

         The following table sets forth for comparison the aggregate investment advisory, administrative and shareholder service fees, including fees pursuant to applicable Rule 12b-1 Plans, paid to MassMutual by the Indexed Equity Fund during the fiscal year ended December 31, 1999, and the fees that would have been paid to MassMutual during such fiscal year had the New Investment Management Agreement (and lower fees under the Administrative Shareholder Servicing Agreement) been in effect:


-------------------------------- -------------------------- ------------------------- ---------------------------
                                                                                         Percentage Increase
      Indexed Equity Fund           Actual Fees Paid to         Fees That Would            in Fees paid to
                                   MassMutual (in dollar      Have Been Paid under         MassMutual under
                                         amounts)               New Arrangement            New Arrangement
-------------------------------- -------------------------- ------------------------- ---------------------------

            Class S                     $1,851,125                 $2,087,150                   12.75%
-------------------------------- -------------------------- ------------------------- ---------------------------

            Class Y                       54,801                     61,243                     11.76%
-------------------------------- -------------------------- ------------------------- ---------------------------

            Class L                        1,681                     1,823                      8.46%
-------------------------------- -------------------------- ------------------------- ---------------------------

            Class A                        4,333                     4,583                      5.77%
-------------------------------- -------------------------- ------------------------- ---------------------------


The following Tables compare the fees and expenses you may pay by investing in the Indexed Equity Fund under the existing master-feeder arrangement as of December 31, 1999, and the fees and expenses you may pay by investing in the Indexed Equity Fund after the New Investment Management Agreement is effective (these fees will also reflect reductions in the administrative and shareholder servicing fee payable by each class of the Fund's shares).

Existing Master-Feeder Arrangement

                                   Class S            Class Y             Class L               Class A
                                   -------            -------             -------               -------
Shareholder Fees                    None                None               None                  None

Annual Fund Operating
Expenses (% of average net
assets)
Management Fees                     .05%                .05%               .05%                  .05%
Service (Rule 12b-1) Fees           None                None               None                  .25%
Other Expenses (1)                  .37%                .40%               .55%                  .55%
Total Annual Fund
Operating Expenses                  .42%                .45%               .60%                  .85%

(1)      Other Expenses are based on the Fund's 1999 fiscal year.

EXAMPLES. These examples are intended to help you compare the cost of investing in the Indexed Equity Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each class of shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       Class S            Class Y             Class L                Class A
1 year                   $ 43               $ 46               $  61                  $  87
3 years                 $ 135              $ 144               $ 192                  $ 271
5 years                 $ 235              $ 252               $ 335                  $ 471
10 years                $ 530              $ 567               $ 750                 $1,049


Since the Fund does not impose any shareholder fees on any class of shares, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

New Investment Management Arrangement

                                 Class S             Class Y               Class L                Class A
                                 -------             -------               -------                -------
Shareholder Fees                   None               None                  None                   None

Annual Fund Operating
Expenses (% of average net
assets)
Management Fees                    .10%               .10%                  .10%                   .10%
Service (Rule 12b-1) Fees          None               None                  None                   .25%
Other Expenses (1)                 .31%               .34%                  .49%                   .49%
Total Annual Fund
Operating Expenses                 .41%               .44%                  .59%                   .84%

(1) Other Expenses are based on the Fund's 1999 fiscal year, adjusted to reflect the new administrative and shareholder servicing fees as of May 1, 2000.

EXAMPLES. These examples are intended to help you compare the cost of investing in the Indexed Equity Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each class of shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       Class S            Class Y                 Class L                   Class A
1 year                  $  42               $ 45                   $  60                    $    86
3 years                 $ 132              $ 141                   $ 189                    $   268
5 years                 $ 230              $ 246                   $ 329                    $   466
10 years                $ 517              $ 554                   $ 737                    $ 1,036

Since the Fund does not impose any shareholder fees on any class of shares, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                 Trustee Review

         In approving the New Investment Management Agreement for the Indexed Equity Fund, the Trustees requested and evaluated information provided by MassMutual which, in their opinion, constituted all the information reasonably necessary for the Trustees to form a judgment as to whether the New Investment Management Agreement would be in the best interests of the Fund and its shareholders. In recommending that shareholders approve the New Investment Management Agreement, the Trustees took into account all factors which they deemed relevant, including (i) the advisory fees and other expenses that would be paid by the Fund under the New Investment Management Agreement as compared to those of similar funds managed by other investment advisers; (ii) the nature, quality and extent of the advisory and non-advisory services furnished by MassMutual; (iii) MassMutual's need to maintain and enhance its ability to retain and attract capable personnel to serve the Fund; (iv) the nature of MassMutual's research and analysis capabilities and the related benefits to the Fund; (v) the fact that the New Investment Management Agreement would, except as described herein, have terms and conditions substantially identical to those of the other Funds of the Trust for which MassMutual serves as investment adviser;
(vi) the relationship of the proposed advisory and sub-advisory fee structure to the fee structures of comparable mutual funds and the impact of the proposed changes in advisory, sub-advisory and administrative fees on the Fund's expense ratio; (vii) the performance of the Fund; and (viii) the cost and complexity of providing investment management and portfolio management services to the Fund.

         The Trustees also took into account the profits of MassMutual in providing services to the Funds and pro forma projections with respect to the total expenses (as a percentage of net assets) expected to be borne by the Fund if the New Investment Management Agreement were adopted by it. The Trustees also took into account other benefits received from the Trust by MassMutual and its affiliates.

         In considering the proposed investment advisory fee to be borne directly by the Fund, rather than indirectly by the Fund purchasing shares in the Master Portfolio, the Trustees placed primary emphasis upon the nature and quality of the services being provided on behalf of the Fund by MassMutual, taking into account the relative complexity of managing the Fund versus serving solely as the Fund's administrator. With respect to services to be provided on behalf of the Fund, the Trustees determined that the compensation to be paid to MassMutual under the New Investment Management Agreement is fair and reasonable, and that the New Investment Management Agreement will enable MassMutual to receive fees for its services that are competitive with fees paid by other mutual funds to other investment managers.


         A critical factor which the Trustees considered in approving the New Investment Management Agreement was MassMutual's rationale for terminating the "master-feeder" structure for the Fund. MassMutual highlighted the fact that the Fund commenced operations in March 1998, and that, since the end of the Fund's first fiscal year ending February 28, 1999, the Fund's assets had grown from $427 million to more than $860 million as of December 31, 1999. MassMutual explained that MassMutual, and therefore the Fund, could command lower sub-advisory fees by directly retaining an investment sub-adviser rather than by investing in a master-feeder arrangement. For example, the Fund currently pays, indirectly, advisory fees of .05%, but, as explained below, would pay .01% to Bankers Trust Company as an investment sub-adviser. The Trustees also considered the fact that MassMutual would likely select one investment sub-adviser to manage other funds with investment objectives designed to replicate other broadly based indices in addition to the S&P 500(R) Index. The Trustees recognized that the Fund and its shareholders may ultimately receive better services and more favorable fees as all MassMutual's index fund assets are consolidated with one indexing investment sub-adviser.


                       PROPOSAL (2)


   APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
         MASSMUTUAL AND BANKERS TRUST COMPANY WITH
            RESPECT TO THE INDEXED EQUITY FUND



     Description of Proposed New Investment Management
                       Agreement and
             Investment Sub-Advisory Agreement


         As discussed under Proposal (1), the New Investment Management Agreement authorizes MassMutual to appoint investment sub-advisers with the approval of the Fund's shareholders, when required under the 1940 Act, and with the approval of the Fund's Trustees, including a majority of the Independent Trustees. MassMutual has appointed Bankers Trust Company (the "Sub-Adviser") as investment sub-adviser with respect to the Indexed Equity Fund. The Trustees, including a majority of the Independent Trustees, have approved the appointment of Bankers Trust Company as investment sub-adviser to the Fund and have approved the terms of the Investment Sub-Advisory Agreement.


         The Majority Shareholder, by its written consent, has approved the terms of the New Investment Management Agreement and the Investment Sub-Advisory Agreement.

      General Information Concerning the Investment Sub-Advisory Agreement
      --------------------------------------------------------------------


         The Investment Sub-Advisory Agreement generally provides that, subject to the direction and control by the Trustees and MassMutual, the Sub-Adviser shall regularly provide investment advice and recommendations to the Fund with respect to the Fund's investments, investment policies and the purchase, sale or other disposition of other investments, supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. The Sub-Adviser provides such services in accordance with the Fund's investment objective, investment policies and investment restrictions as stated in the Trust's registration statement filed with the Commission, as supplemented and amended from time to time.


         The Investment Sub-Advisory Agreement provides that it will continue in effect for a period of two years from its effective date and thereafter on an annual basis, provided such continuance is approved at least annually (a) by the vote of a majority of the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) by the vote of a "majority" of the outstanding voting securities of the Fund, within the meaning of the 1940 Act. The Investment Sub-Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the Commission, and also provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act).


         The Investment Sub-Advisory Agreement may be terminated by MassMutual or the Trustees (i) immediately upon notice if the Sub-Adviser's registration under the New Investment Adviser's Act of 1940 is suspended, terminated, lapsed or not renewed, (ii) immediately upon notice if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist, (iii) immediately upon notice if MassMutual determines in good faith, for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a good faith determination by MassMutual or the Trustees that the Sub-Adviser has breached an obligation or duty under the Investment Sub-Advisory Agreement, or (iv) in their sole discretion, without penalty, upon 90 days prior written notice to the Sub-Adviser. The Investment Sub-Advisory Agreement may also be terminated at any time, without penalty, by vote of the holders of a "majority" of the outstanding voting securities of the Fund (within the meaning of the 1940 Act) or by the Sub-Adviser, upon 90 days' written notice to MassMutual and the Fund.


         The Investment Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Investment Sub-Advisory Agreement relates, although the Agreement also provides that nothing therein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of such Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the Investment Sub-Advisory Agreement.


         The Investment Sub-Advisory Agreement also provides that the Sub-Adviser shall indemnify and hold harmless MassMutual and the Fund (and any of their controlling persons, shareholders, partners, directors, officers and/or employees), against any loss, claim, damage, liability or expense (a "Loss") to which such persons may become subject, insofar as such Loss arises out of or is based on claims or certain other proceedings relating to the Investment Sub-Advisory Agreement or the sub-advisory services provided to the Fund by the Sub-Adviser, provided that the Loss is related to, is based upon or arises out of an act or omission of the Sub-Adviser or its officers, directors, employees, affiliates or controlling persons that constitutes willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a material breach of the Investment Sub-Advisory Agreement, or a violation of applicable federal or state securities laws, rules and regulations. In addition, the Investment Sub-Advisory Agreement Principal Occupation provides that MassMutual shall indemnify and hold harmless the Sub-Adviser (and any of its controlling persons, shareholders, partners, directors, officers and/or employees), against any Loss to which such persons may become subject, insofar as such Loss arises out of or is based on claims or certain other proceedings relating to the Investment Sub-Advisory Agreement, the sub-advisory services provided to the Fund by the Sub-Adviser, the operation of the Fund, or the content of certain disclosure or omission of the Sub-Adviser or its officers, directors, employees, affiliates or controlling persons that constitutes willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a material breach of the Investment Sub-Advisory Agreement, or a violation of applicable federal or state securities laws, rules and regulations.


         Under the terms of the Investment Sub-Advisory Agreement, the Sub-Adviser is permitted to select broker-dealers to effect the Fund's portfolio transactions and is to seek to obtain the best execution of orders. In making this determination, the Sub-Adviser is permitted to consider the provision of brokerage research services (as such term is defined in Section 28(e) of the Securities Exchange Act of 1934) in allocating brokerage transactions for the Fund. The Sub-Adviser will also be permitted to use brokers or dealers that are affiliated with Bankers Trust Company, the Fund or MassMutual, so long as it follows certain procedures adopted by the Fund's Trustees.


         Under the Investment Sub-Advisory Agreement, MassMutual will pay Bankers Trust Company an investment sub-advisory fee at an annual rate of .01% of the first $1,000,000,000 in Aggregate Assets, and at an annual rate of .0075% of Aggregate Assets in excess of $1,000,000,000.00. "Aggregate Assets" means the average daily net assets of the Indexed Equity Fund and of each other fund with substantially the same investment objective as the Fund (including the MML Equity Index Fund, a series of the MML Series Investment Fund, another mutual fund for which MassMutual serves as investment adviser) for which Bankers Trust Company provides investment advisory services. Aggregate Assets include equity securities and securities convertible into equity securities, but do not include cash or cash equivalents.


                      Information About the New Sub-Adviser


         The table below provides certain information concerning each person who serves on the board of directors and as a principal executive officer of Bankers Trust Company.

Name/Address                          Principal Occupation
------------                          --------------------
Josef Ackermann                       Chairman of the Board, Chief Executive
Taunusanlage 12                       Officer and President, Bankers Trust Company;
D-60262 Frankfurt am Main             Member, Board of Managing Directors, Deutsche
Federal Republic of Germany           Bank AG

Hans Angermueller                     Director, Bankers Trust Company; Of Counsel,
599 Lexington Avenue                  Sherman & Sterling
New York, NY 10022

George B. Beitzel                     Director, Bankers Trust Company; Director of
29 King Street                        various corporations
Chappaqua, NY 10514-3432

William R. Howell                     Director, Bankers Trust Company; Chairman
P.O. Box 10001                        Emeritus, J.C. Penney Company, Inc.; Director
Dallas, TX 75301-1109                 of various corporations

Hermann-Josef Lamberti                Member, Board of Managing Directors, Deutsche
Taunusanlage 12                       Bank AG
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                          Regional Chief Executive Officer, Deutsche

31 West 52nd Street                   Bank Americas Holding Corp.
New York, NY 10019

Ronaldo H. Schmitz                    Member, Board of Managing Directors, Deutsche
Taunusanlage 12                       Bank AG
D-60262 Frankfurt am Main
Federal Republic of Germany


         Bankers Trust Company is a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006. Bankers Trust Company is a wholly-owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking and insurance. The principal address of Deutsche Bank is Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany. As of December 31, 1999, Deutsche Bank and its affiliates had assets under management in excess of $654 billion. Bankers Trust Company manages directly or sub-advises in excess of $259 billion in funds or portfolios. Bankers Trust Company provides its investment advisory services under the marketing name of "Deutsche Asset Management."


         Set forth below is a list of mutual funds for which Bankers Trust provides investment advisory or investment sub-advisory services with the substantially similar investment objectives and policies to those of the Fund - namely to replicate the S&P 500 Index(R). Information on the approximate size of each of the funds as of December 31, 1999 and the annual rate at which adviser or sub-adviser fees are paid (as a percentage of the daily average net asset value of each fund) is set forth below.

                 Advised Funds                        Net Assets as of 12/31/1999                Advisory Fee
                 -------------                        ---------------------------                ------------
Equity 500 Index Portfolio:                                                                   .075% (all funds)
o        BT Investment Equity 500 Index Fund               $1,036,353,861.34
o        BT Institutional Equity 500 Index Fund            $2,990,891,250.01
o        Scudder S&P 500 Index Fund                         $328,368,095.06
o        American AAdvantage S&P 500 Index Fund             $574,818,268.91
o        American AAdvantage S&P 500 Index                   $4,685,537.83
         Mileage Fund
o        USAA S&P 500 Index Fund                           $3,196,482,672.84
o        Homestead Stock Index Fund                          $8,311,461.08

               Sub-Advised Funds                      Net Assets as of 12/31/1999              Sub-Advisory Fee
               -----------------                      ---------------------------              ----------------
Fidelity Commonwealth Trust                                $9,819,983,112.52             .006% (.6 basis points)
Spartan Market Index Fund

Fidelity Variable Insurance Products Fund II -             $5,227,582,593.85             .006% (.6 basis points)
Index 500 Portfolio

Fidelity Concord Street Trust - Spartan U.S.               $18,843,254,307.68            .006% (.6 basis points)
Equity Index Fund

EQ Advisors Trust - BT Equity 500 Index                       $681,641,364                           .05%
Portfolio

Scudder AARP Growth Trust - AARP U.S. Stock                 $736,519,937.67                 .07% on the first $100
Index Fund                                                                                million of assets; .03% of
                                                                                           the next $100 million of
                                                                                          assets, and .01% on assets
                                                                                          in excess of $200 million
                                                                                             (with minimum fee of
                                                                                                   $75,000)

Scudder Kemper Variable Series - Kemper Index                $31,597,882.46                $.08% on the first $200
500 Portfolio                                                                             million of assets, .05% on
                                                                                           the next $550 million of
                                                                                         assets, and .025% on assets
                                                                                          in excess of $750 million
                                                                                             (with minimum fee of
                                                                                                  $100,000)


         On March 11, 1999, Bankers Trust Company announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust Company pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust Company agreed to pay a $3.5 million fine to the State of New York. On July 26, 1999, the Federal criminal proceedings were concluded with Bankers Trust Company's formal plea. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund management activities of Bankers Trust Company or its affiliates.


         As a result of the plea, under the provisions of the 1940 Act, absent an order from the Commission, Bankers Trust Company would not be able to provide sub-advisory services to the Fund. The Commission has granted a temporary order to permit Bankers Trust Company and its affiliates to continue to provide investment advisory services to registered investment companies, and this temporary order would allow Bankers Trust Company to provide the services to the Fund contemplated by the Investment Sub-Advisory Agreement. However, there can be no assurance that the Commission will grant a permanent order and the failure by Bankers Trust Company to receive such a permanent order could result in Bankers Trust Company not being able to provide sub-advisory services to the Fund.


                                 Trustee Review


         In approving the investment Sub-Advisory Agreement for the Indexed Equity Fund, the Trustees requested and evaluated information provided by MassMutual which, in their opinion, constituted all the information reasonably necessary for the Trustees to form a judgment as to whether the Investment Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. In recommending that shareholders approve the Investment Sub-Advisory Agreement, the Trustees took into account all factors which they deemed relevant, including (i) the sub-advisory fees to be paid to the investment sub-adviser, as compared to those of similar funds managed by other investment advisers; (ii) the nature, quality and extent of the advisory and non-advisory services furnished by Bankers Trust Company to the Fund; (iii) the nature of the sub-adviser's research and analysis capabilities and the related benefits to the Fund; (iv) the fact that the Investment Sub-Advisory Agreement would have terms and conditions similar to those of the other Funds of the Trust for which MassMutual has contracted for investment sub-advisory services; (v) the relationship of the proposed advisory and sub-advisory fee structure to the fee structures of comparable mutual funds and the impact of the proposed changes in advisory, sub-advisory and administrative fees on the Fund's expense ratio;
(vi) the performance of the sub-adviser for similarly managed funds; and (vii) the cost and complexity of providing investment management and portfolio management services to the Fund.


         The Trustees also took into account the profits of MassMutual in providing services to the Funds and pro forma projections with respect to the total expenses (as a percentage of net assets) expected to be borne by the Fund if the Investment Sub-Advisory Agreement were adopted by it. The Trustees also took into account other benefits received from the Trust by MassMutual and its affiliates.


         As discussed under Proposal (1), a critical factor which the Trustees considered in approving the Investment Sub-Advisory Agreement was MassMutual's rationale for terminating the "master-feeder" structure for the Fund and directly hiring an investment sub-adviser. The critical factor in selecting Bankers Trust Company as sub-adviser for the Fund was that Bankers Trust Company had indexing capabilities beyond those available through BGFA, and that MassMutual desired retaining Bankers Trust Company for all these various index mandates. For example, Bankers Trust Company has been appointed as investment sub-adviser to a new series of the Trust, the MassMutual OTC 100 Fund (expected to begin operations May 1, 2000), which has an investment objective of replicating the risk and return characteristics of the NASDAQ 100 Index(R). Bankers Trust Company has also been appointed as investment sub-adviser under the same indexing strategy to a series of another registered investment company for which MassMutual serves as investment adviser. The Trustees recognized that the Fund and its shareholders may ultimately receive better services and more favorable fees as all index fund assets are consolidated with one indexing investment sub-adviser.

                                  PROPOSAL (3)

                  APPROVAL OF ARRANGEMENT TO PERMIT INVESTMENT

                 ADVISER TO ENTER INTO NEW OR AMENDED INVESTMENT
                      SUB-ADVISORY AGREEMENTS IN THE FUTURE
                          WITHOUT SHAREHOLDER APPROVAL


         The Board of Trustees proposed that shareholders grant approval to permit MassMutual to enter into new or amended investment sub-advisory agreements with a sub-adviser with respect to a Fund without obtaining shareholder approval of such investment sub-advisory agreements, and to permit such sub-adviser to manage the assets of the Funds pursuant to such agreements. MassMutual would be able to take these actions only to the extent permitted by any exemption or exemptions that may be granted upon application made to the Commission or by any applicable Commission rule.

         This Proposal was approved by the shareholders of the Funds, acting through the Majority Shareholder, as required by the terms of an exemptive application which the Trust and MassMutual expect to file with the Commission (the "Exemption Request") and will not become effective unless and until the Commission has granted the relief requested in the Exemption Request.

         The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of a majority of the outstanding voting securities of the fund as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or Interested Persons of any party to such agreement. The Trust and MassMutual, however, have filed with the Commission the Exemption Request. If the Exemption Request is granted, MassMutual would be permitted, under specified conditions, to enter into new and amended investment sub-advisory agreements for the management of the Funds, including agreements with new sub-advisers and agreements with existing sub-advisers if there is a material change in the terms of the investment sub-advisory agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing investment sub-advisory agreement, without obtaining the approval of the Funds' shareholders of such new or amended investment sub-advisory agreements. Such agreements must nevertheless be approved by the Independent Trustees, in accordance with the requirements of the 1940 Act. While the conditions will be established in the course of the exemption process, prior exemptive orders suggest that one of the conditions of the Exemption Request would be that within 90 days after entering into a new or amended agreement without shareholder approval, the Funds must provide to shareholders an information statement setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. Furthermore, shareholder approval would still be required to amend the Investment Management Agreement with the Funds (including any amendment to raise the management fee rate payable under the Investment Management Agreement) or to enter into a new Investment Management Agreement with MassMutual or any other adviser.


         The Trust requested shareholder approval of this Proposal (3) for several reasons. The Investment Management Agreement permits the Funds to utilize an adviser/sub-adviser management structure whereby MassMutual, acting as the Funds' investment adviser, delegates day-to-day portfolio management responsibilities to a sub-adviser. Under such a structure, each Fund's sub-adviser acts in a capacity similar to a manager of a mutual fund who is employed by such mutual fund's investment adviser and who manages the portfolio under the oversight and supervision of the investment adviser. If MassMutual were to change sub-advisers for the Funds, MassMutual would continue in its role as adviser and would continue to exercise oversight and supervision of the Funds' investment affairs as conducted by the new sub-adviser. The Trust believes that these situations are analogous to a situation where an investment adviser of a mutual fund replaces an employee who manages the fund's investment portfolio with a different manager, which does not require shareholder approval under the 1940 Act.


         In addition, the shareholder approval requirement under the 1940 Act may cause the Funds' shareholders to incur unnecessary expenses, such as the expenses involved in holding, and soliciting proxies for, a shareholder meeting, and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt engagement or replacement of a sub-adviser if circumstances so warrant. The Trustees believe that without the ability to promptly retain a new sub-adviser and/or replace an existing sub-adviser, or to reapprove existing investment sub-advisory agreements, as the case may be, investors' expectations may be frustrated. For instance, the Funds and their shareholders could be disadvantaged under the following circumstances:
(i) where MassMutual determines to terminate a Fund's sub-adviser due to unsatisfactory performance or another appropriate reason, (ii) where a Fund's sub-adviser resigns, ceases operations or is otherwise incapable of providing portfolio management services on behalf of the Fund, or (iii) where there has been an assignment of an investment sub-advisory agreement with a current sub-adviser (for instance, due to a change in control of the sub-adviser) or some other event to cause the termination of the investment sub-advisory agreement. In many cases, these events are beyond the control of the Trust and the Fund. For example, there may be a change in control of a sub-adviser resulting from a merger or acquisition. This causes an automatic termination of the sub-advisory contract under the 1940 Act. In such circumstances, MassMutual may deem it in the best interests of a Fund to retain a new sub-adviser or to reinstate a terminated investment sub-advisory agreement with a current sub-adviser promptly. For these reasons, the Trustees believe that approval of the Proposal would benefit shareholders.

         By approving the Proposal, shareholders will forego any benefits associated with shareholder review of proposed investment sub-advisory agreements, such as the ability to consider a sub-adviser's performance record.


         One of the most important factors in the Trustees' determination to recommend this Proposal was MassMutual's demonstrated capabilities in overseeing its sub-advisers to ensure consistency of each Fund's investment objectives, policies and investment strategies and satisfactory performance. The Trustees noted that the large majority of shareholders of the Funds are institutional investors and retirement savings plans that demand style consistency for the Funds they choose as well as top-notch performance against their benchmarks. The Trustees recognized the value of this Proposal 2 in that it would provide MassMutual with the flexibility and means to replace an investment sub-adviser which fails to maintain style consistency or achieve demonstrated performance results.


         In deciding to recommend the Proposal, the Trustees also considered, among other matters, that the Proposal would be beneficial to the Funds by reducing or eliminating the costs of shareholder meetings and the possible negative impact caused by a delay in replacing or hiring a new sub-adviser, or reapproving existing investment sub-advisory arrangements. They also considered that the Funds would forego any benefits associated with shareholder scrutiny of proposed investment sub-advisory agreements. To this end, the Trustees considered that, even in the absence of shareholder scrutiny and approval, any proposal to add or replace a sub-adviser, or to materially amend an investment sub-advisory agreement with an existing sub-adviser, would receive careful review. First, MassMutual would assess a Fund's needs and, if it believed that the Fund would benefit from a new or replacement sub-adviser, MassMutual would review the relevant universe of available investment managers. Second, any recommendations made by MassMutual would have to be approved by a majority of the Trustees, including a majority of the Independent Trustees. Finally, in the absence of shareholder approval, any retention of a new or replacement sub-adviser or any amendment of an existing investment sub-advisory agreement would have to comply with conditions contained in the Exemption Request, assuming it is granted.

         There is no assurance that the Commission will grant the Exemption Request, and the Trust reserves the right to withdraw the Exemption Request if the Trustees believe such action is in the best interest of the Funds and their shareholders.



                                  PROPOSAL (4)

                            RATIFICATION OF AUDITORS

         At a special meeting of the Board of Trustees on March 26, 1999 called for the particular purpose, the Trustees of the Trust, including a majority of the Independent Trustees, on the recommendation of the Trust's Audit Committee, approved the appointment of Deloitte & Touche LLP as the Trust's principal auditors for the fiscal years ended 1998 and 1999. The change in auditors occurred after the Trust's former auditors, PricewaterhouseCoopers LLP ("PwC"), resigned effective February 23, 1999, after consulting with the staff of the Commission regarding its independence from the Trust. PwC's previous reports on the Trust's financial statements for the fiscal years 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, for those periods, and prior to PwC's resignation, the Trust and PwC did not have any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that either (1) have not been resolved to PwC's satisfaction or (2) if not resolved to PwC's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         The Majority Shareholder has approved, by written consent, the selection of Deloitte & Touche, LLP as the Trust's principal auditors.

         Deloitte & Touche, LLP has since been reapproved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees on February 14, 2000 called for the purpose.


                               RELATED INFORMATION

                                   Underwriter

         The Trust's principal underwriter is MML Distributors, LLC ("MML Distributors"), whose address is 1414 Main Street, Springfield, Massachusetts, O1144-1013. MML Distributors is an indirect, majority owned subsidiary of MassMutual. MML Distributors provides distribution services to the Trust pursuant to a General Distributor's Agreement dated May 3, 1999 and a Distribution and Service Plan and

Agreement, as amended and restated from time to time, with respect to Class A shares of each Fund. The Trust did not make any payments to MML Distributors for the fiscal year ended December 31, 1999


                         Affiliated Broker Transactions

The brokerage commissions paid by the Funds for the fiscal year ended December 31, 1999 were:

Balanced Fund                      $  157,213            Mid Cap Growth Equity Fund              $  121,696
Core Equity Fund                   $1,551,814            Small Cap Growth Equity Fund            $  126,461
Growth Equity Fund                 $   42,261            International Equity Fund               $2,084,702
Small Cap Value Equity Fund        $  708,752



Approximately $51,635.87 and $1,968 or 1% and .04% of the brokerage commissions paid by the Funds for the fiscal year ended December 31, 1999 was paid to Jefferies & Co., Inc. ("Jefferies") and Advest, Inc. ("Advest"), respectively. Jefferies and Advest are wholly-owned subsidiaries of a company for which one Trustee serves as a director. Approximately $377 or .3% of the brokerage commisions paid by the Small Cap Growth Equity Fund for the fiscal year ended December 31, 1999 was paid to affiliates of J. P. Morgan & Co. ("J.P. Morgan"). J.P. Morgan is affiliated with J.P. Morgan Investment Management, Inc., one of the Small Cap Growth Equity Fund's investment sub-advisers.

                 Security Ownership of Certain Beneficial Owners


         MassMutual, a mutual life insurance company organized in 1851 under the laws of the Commonwealth of Massachusetts whose principal executive offices are located at 1295 State Street, Springfield, Massachusetts 01111-0001, owned, through certain of its separate investment accounts and/or its capital contributions to the Trust, the number of shares of each Fund as of the Record Date identified in the Table on page 2. That Table also sets forth information relating to those persons known to the Trust who beneficially own more than 5% of the shares of each of the Funds.


Listed below are the names and principal occupations of the Directors of MassMutual and of MassMutual's principal executive officers (other than Directors), all of whose addresses are the same as that of MassMutual.


Name                                    Position with MassMutual and Principal Occupation
----                                    -------------------------------------------------
Roger G. Ackerman                       Director of MassMutual; Chairman and Chief Executive Officer, Corning
                                        Incorporated (manufacturer of specialty materials, communication equipment, and consumer products)

James R. Birle                          Director of MassMutual; Founding Chairman of Resolute Partners, LLC (private merchant bank)

Gene Chao                               Director of MassMutual; Chairman, President and Chief Executive Officer,
                                        Computer Projections, Inc.

Patricia Diaz Dennis                    Director of MassMutual; Senior Vice President - Regulatory and Public
                                        Affairs, SBC Communications, Inc. (telecommunications)

Anthony Downs                           Director of MassMutual; Senior Fellow, The Brookings Institution (non-profit policy research center)

Name                                    Position with MassMutual and Principal Occupation
----                                    -------------------------------------------------
James L. Dunlap                         Director of MassMutual; Retired (since 1998); Former President and Chief
                                        Operating Officer, Ocean Energy, Inc. (oil exploration)

William B. Ellis                        Director of MassMutual; Senior Fellow, Yale University School of Forestry
                                        and Environmental Studies

Robert M. Furek                         Director of MassMutual; Partner (since 1997), Resolute Partners, LLC
                                        (private merchant bank)

Charles K. Gifford                      Director of MassMutual; President and Chief Operating Officer, FleetBoston
                                        Financial (banking and financial services)

William N. Griggs                       Director of MassMutual; Managing Director, Griggs & Santow, Inc. (business consultants)

George B. Harvey                        Director of MassMutual; Retired (since 1996); Former Chairman, President and
                                        Chief Executive Officer, Pitney Bowes, Inc. (office machines manufacturer)

Barbara Barnes Hauptfuhrer              Director of MassMutual; director of various companies

Sheldon B. Lubar                        Director of MassMutual; Chairman, Lubar & Co., Incorporated (investment management and advisory company)

William B. Marx, Jr.                    Director of MassMutual; Retired (since 1996); Former Senior Executive Vice
                                        President, Lucent Technologies, Inc. (public telecommunications systems and software)

John F. Maypole                         Director of MassMutual; Managing Partner, Peach State Real Estate Holding
                                        Company (real estate investment company)

Robert J. O'Connell                     Chairman of the Board, Chief Executive Officer and President of MassMutual

Thomas B. Wheeler                       Director of MassMutual; Former Chairman, President and Chief Executive
                                        Officer, MassMutual

Alfred M. Zeien                         Director of MassMutual; Chairman and Chief Executive Officer, The Gillette
                                        Company (manufacturer of personal care products)

Lawrence V. Burkett, Jr.                Executive Vice President and General Counsel

Robert W. Crispin                       Executive Vice President

James E. Miller                         Executive Vice President

Christine Modie                         Executive Vice President and Chief Information Officer

John V. Murphy                          Executive Vice President

Stuart H. Reese                         Executive Vice President and Chief Investment Officer

                              SHAREHOLDER PROPOSALS


         The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit a proposal to be considered for presentation at the next meeting of shareholders should send their written proposals to MassMutual Institutional Funds, 1295 State Street, Springfield, Massachusetts 01111-0001, Attn: Secretary, so that they are received within a reasonable time before any such meeting.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                                  By Order of the
                                                  Board of Directors

                                                  /s/ Thomas M Kinzler

                                                  Thomas M. Kinzler
                                                  Vice President and Secretary

Springfield, Massachusetts
April 14, 2000

                                    EXHIBIT A

                                     FORM OF
                         INVESTMENT MANAGEMENT AGREEMENT

This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this 1st day of May , 2000.

WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, MassMutual Indexed Equity Fund (the "Fund") is a series of the Trust;

WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.       General Provision.

The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

         (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

         (b) any other applicable provisions of state or federal law;

         (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

         (d) policies and determinations of the Board of Trustees of the Trust;

         (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

         (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.       Duties of the Manager.

         (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund;
(iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

         (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

         (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

         (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

         (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.       Duties of the Trust.

The Trust shall provide the Manager with the following information about the
Fund:

         (a) cash flow estimates on request;

         (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

         (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and (f) of
Section 1 hereof, above.

4.       Compensation of the Manager.

The Trust agrees to pay the Manager and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate of .10% of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.       Portfolio Transactions and Brokerage.

         (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

         (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

         (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.       Duration.

Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement shall remain in effect until two years from the date first above written. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.       Termination.

This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.       Investment Sub-Advisory Contracts.

         (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A (the "Sub-Adviser Agreement") and will be obligated to:

                  (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

                  (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

                  (3) Place all orders for the purchase and sale of investments of the Fund.

         (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.       Disclaimer of Shareholder Liability.

The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.      Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to the Manager:         Massachusetts Mutual Life Insurance Company
                           1295 State Street
                           Springfield, MA  01111
                           Attention:  Vernon J. Meyer
                                         Vice President

If to the Trust:           MassMutual Institutional Funds
                           1295 State Street
                           Springfield, MA 01111
                           Attention:  Thomas M. Kinzler
                           Vice President and Secretary


IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.


                                    MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY



                                    By:  _______________________________
                                            Name:
                                            Title

                                    MASSMUTUAL INSTITUTIONAL FUNDS
                                    on behalf of MASSMUTUAL INDEXED EQUITY FUND



                                    By:  _______________________________
                                            Name:
                                            Title:

                                    EXHIBIT B

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (this "Sub-Advisory Agreement"), is by and between Bankers Trust Company (the "Sub-Adviser") and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts ("MassMutual"), for the MassMutual Indexed Equity Fund (the "Fund"), a series of MassMutual Institutional Funds (the "Trust"), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act"), effective as of the 1st day of May, 2000.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

WHEREAS, MassMutual is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and at the date hereof, Sub-Adviser is not required to register under the Advisers Act; and

WHEREAS, MassMutual desires to appoint the Sub-Adviser as its sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       General Provision.
         -----------------

         (a) MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust's Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Fund conforms to:

                  (i) the provisions of the Act and any rules or regulations thereunder;

                  (ii) any other applicable provisions of state or federal law;

                  (iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the

         Trust, as amended from time to time (collectively referred to as the "Trust Documents");

                  (iv) policies and determinations of the Board of Trustees of the Trust and MassMutual;

                  (v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement under the Act or as such policies may, from time to time, be amended by the Fund's shareholders; and

                  (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the "Disclosure Documents").

         (b) The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund.

2.       Duties of the Sub-Adviser.
         -------------------------

         (a) The Sub-Adviser shall, subject to the direction and control by the Trust's Board of Trustees or MassMutual, to the extent MassMutual's direction is not inconsistent with that of the Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund's investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 6 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting; and (v) undertake to do anything incidental to the foregoing to facilitate the performance of the Sub-Adviser's obligations hereunder, including voting or exercising any consent rights with respect to such securities or investments.

         (b) The Sub-Adviser shall provide to MassMutual such reports for the Fund, and in such time frames, as MassMutual shall reasonably request or as required by applicable law or regulation.

         (c) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 5 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

         (d) Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in material breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

         (e) The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control in the Sub-Adviser or any change in its key personnel (being defined as those persons who have oversight of, or substantial involvement in, the day-to-day portfolio transactions for the Fund), information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

         (f) The Sub-Adviser shall provide MassMutual with any information in the Sub-Adviser's possession necessary for supervising the activities of its personnel, including professional, administrative and clerical personnel, including the compilation and maintenance of such records with respect to the Fund's operations as may reasonably be required.

         (g) The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser's office the books and records of the Sub-Adviser relating to the Fund and the Sub-Adviser's performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement.

3.       Other Activities.
         ----------------

         (a) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

         (b) The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Fund. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Fund and any other account with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Fund and the Sub-Adviser's other clients, such investment will be allocated among the Fund and such other clients in a manner that is fair and equitable in the circumstances. Notwithstanding the foregoing or any other provision herein, no provision of this Sub-Advisory Agreement shall require Sub-Adviser to breach the terms of any agreement or agreements with its other clients regarding confidentiality. Upon Sub-Adviser's provision to MassMutual of reasonable evidence that provision of the information identified under this Section would breach such confidentiality provisions, MassMutual shall not require Sub-Adviser to produce such information.

4        Compensation of the Sub-Adviser.
         -------------------------------

MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the following rate: an annual rate of .01% on the first $1 billion of Aggregate Assets; and .0075% on Aggregate Assets in excess of $1 billion. For the purposes of this Sub-Advisory Agreement, "Aggregate Assets" shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for trading, and (ii) the average daily net assets of all other funds or accounts of MassMutual or its affiliates, including other funds registered under the Act, for which the Sub-Adviser provides investment advisory services determined at the close of the Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter. Aggregate Assets for which the Sub-Adviser provides investment advisory services shall mean only equity securities and securities convertible into equity securities, but shall not include cash or cash equivalents.

5.       Portfolio Transactions and Brokerage.
         ------------------------------------

         (a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at reasonable expense) of the Fund's portfolio transactions. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Act) of the Trust, the Sub-Adviser or MassMutual, provided that the Sub-Adviser shall only place orders on behalf of the Fund with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Act.

         (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

         (c) The Sub-Adviser shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time.

6.       Representations And Warranties of The Sub-Adviser.
         -------------------------------------------------

The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

         (a) The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, as applicable, and will maintain, obtain and/or renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

         (b) Except as described in Section 6(c), there is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Sub-Adviser or any of its principals or affiliates is a party, or to which any of the assets of the Sub-Adviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser's condition (financial or otherwise), business or prospects, (ii) affect adversely in any material respect any of the Sub-Adviser's assets or (iii) materially impair the Sub-Adviser's ability to discharge its obligations under this Sub-Advisory Agreement; and the Sub-Adviser has not received any notice of an investigation by the Securities and Exchange Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

         (c) As a result of Sub-Adviser's March 11, 1999 guilty plea, Sub-Adviser would not be able to provide sub-advisory services to the Fund. The Securities and Exchange Commission ("SEC") has granted a temporary order to permit Sub-Adviser and its affiliates to continue to provide investment advisory services to registered investment companies, and this temporary order would allow Sub-Adviser to provide the services to the Fund hereunder. However, there is no assurance that the SEC will grant a permanent order and the failure by Sub-Adviser to receive such permanent order could result in Sub-Adviser not being able to provide the services contemplated hereunder.

         (d) All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

         (e) Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied or will supply to, or has made or will make available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements and workpapers reasonably requested by it relating to the Fund and the Sub-Adviser's performance results. Notwithstanding the foregoing or any other provision herein, no provision of this Sub-Advisory Agreement shall require Sub-Adviser to breach the terms of any agreement or agreements with its other clients regarding confidentiality. Upon Sub-Adviser's provision to MassMutual of reasonable evidence that provision of the information identified under this Section would breach such confidentiality provisions, MassMutual shall not require Sub-Adviser to produce such information.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

7.       Covenants of the Sub-Adviser.
         ----------------------------

         (a) If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser's representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

         (b) The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and the Sub-Adviser with updated information relating to the Sub-Adviser's performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

8.       Confidentiality.
         ---------------

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders.

9.       Duration.
         --------

Unless terminated earlier pursuant to Section 10 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 10 hereof, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

10.      Termination.
         -----------

         (a) This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

         (b) The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser's registration under the Adviser's Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual determines in good faith, for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a good faith determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon ninety days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

         (c) The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon ninety days' prior written notice, to MassMutual and the Trust.

11.      Indemnification.
         ---------------

         (a) In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, settlement, damage, charge, liability, cost or expense related to, was based upon, or arose out of (i) an act or omission of the Sub-Adviser or its officers, directors, employees, affiliates or controlling persons and (ii) constituted willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a material breach of this Sub-Advisory Agreement, or a violation of applicable federal or state securities laws, rules and regulations by the Sub-Adviser.

         (b) In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund or the contents of the Disclosure Documents, provided that the loss, claim, settlement, damage, charge, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting willful misfeasance, bad faith, gross negligence, fraud, willful misconduct, a material breach of this Sub-Advisory Agreement, or a violation of applicable federal or state securities laws, rules and regulations.

         (c) Promptly after receipt by an indemnified party under this Section 11 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 11 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 11. Notwithstanding any other provisions of this Section 11, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

12.      Disclaimer of Shareholder Liability.
         -----------------------------------

MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

13.      Notice.
         ------

Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual: Massachusetts Mutual Life Insurance Company
                           1295 State Street
                           Springfield, MA  01111
                           Attention:  Vernon J. Meyer
                                       Vice President

If to the Sub-Adviser:     Bankers Trust Company
                           130 Liberty Street
                           New York, NY  10006
                           Attention:  Robert Laverty, 35th Floor

If to either MassMutual or the Sub-Adviser, copies to:

                           MassMutual Institutional Funds
                           1295 State Street
                           Springfield, MA  01111
                           Attention:  Thomas M. Kinzler
                                       Vice President and Secretary

14.      No Assignment.
         -------------

No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

15.      Amendments to this Sub-Advisory Agreement.
         -----------------------------------------

This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

16.      Governing Law.
         -------------

This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

17.      Survival.
         --------

The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

18.      Successors.
         ----------

This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

19.      Entire Agreement.
         ----------------

This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

20.      No Waiver.
         ---------

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

21.      Severability.
         ------------

If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

22. Use of Names. Neither the Trust nor MassMutual will use the name of the Sub-Adviser, or any affiliate of the Sub-Adviser, in any prospectus, advertisement, sales literature or other communication to the public except with the prior approval of the Sub-Adviser. The Sub-Adviser will not use the name of the MassMutual, the Trust, the Fund or any of their affiliates in any prospectus, advertisement, sales literature or other communication to the public except with the prior approval of MassMutual.

23.      Counterparts.
         ------------

This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

                            MASSACHUSETTS MUTUAL LIFE
                            INSURANCE COMPANY


                            By:  ______________________________
                                     Name:
                                     Title:


                              BANKERS TRUST COMPANY


                            By:  ______________________________
                                     Name:
                                     Title:



ACKNOWLEDGED:

MASSMUTUAL INSTITUTIONAL FUNDS
on behalf of MassMutual Indexed Equity Fund


By:  _____________________________
         Name:
         Title: